UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 ON

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014 (April 24, 2014)

USG Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (312) 436-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02                                           Results of Operations and Financial Condition

USG Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its current report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 24, 2014 (the “Original Filing”) as the slide presentation attached as Exhibit 99.2 to the Original Filing contained errors on Slides 9, 22, 24 and 25, including with respect to the Company’s consolidated adjusted EBITDA and adjusted EBITDA by segment.  The errors included amounts used in the calculation of USG consolidated adjusted EBITDA for the first quarter of 2014, which should have been $115 million in total, rather than $83 million.  The corrected slide presentation is attached hereto as Exhibit 99.2.

The information contained in this report, including the Exhibits hereto, shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended, and it shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.2 – USG Corporation presentation slides dated April 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: April 24, 2014	By:	/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.2	USG Corporation presentation slides dated April 24, 2014